99¢ Only Stores® to Announce Preliminary Unaudited Financial Results for the Third Quarter of 2005 and Sales Results for the Fourth Quarter of 2005 on Monday, January 9, 2006.

Board of Directors Approves Change in Fiscal Year.

CITY OF COMMERCE, Calif.--(BUSINESS WIRE)—January 5, 2006--99¢ Only Stores® (NYSE:NDN) (the "Company") will announce its preliminary unaudited financial results for the third quarter of 2005 and its sales results for the fourth quarter of 2005 on Monday, January 9, 2006, at 2:00 p.m. Pacific Time. A conference call to discuss the release is scheduled for Tuesday, January 10, 2006, at 8:00 a.m. Pacific Time.

If you would like to participate in the Company's conference call, please phone the Link conference call operator at 1-206-315-1857 (U.S. and Canada) about nine minutes before the call is scheduled to begin and hold for an operator to assist you. Please inform the operator that you are calling in for 99¢ Only Stores' Third Quarter 2005 Earnings Release conference call, and be prepared to provide the operator with your name, company name, and position if requested. A recorded version of the call will be made available approximately four hours after completion of the call and will remain available for seven days after the conference call. To access the recorded version, dial 1-913-383-5767, PASSCODE: 4071.

A copy of the Company's press release and any other financial and statistical information about the periods to be presented in the conference call will be available at the section of the Company's website titled "Investor Relations" at www.99only.com.

Change in Fiscal Year

The Board of Directors approved a change in the fiscal year-end from December 31 to March 31. The Board believes this is in the best interests of the shareholders, because it believes this change will separate year-end procedures such as physical inventories from the holiday season, help to enhance operational focus on holiday period execution, and reduce fiscal year end costs associated with accounting and audit procedures. The Board also notes it is common to have other than a December 31 year end in the retail industry. With new auditors recently engaged, the Company believes this is an appropriate time to make this beneficial transition, which will also allow additional time to perform Sarbanes Oxley Section 404 remediation and audit procedures.

As a result of this change in fiscal year, the Company will file a transition report on Form 10-Q covering the three-month period ended March 31, 2005 and a Form 10-Q for the three-month period ended December 31, 2005. The Company’s Form 10-K will cover the period April 1, 2005 to March 31, 2006 and will include audited financials for the three-month period ended March 31, 2005.

99¢ Only Stores®, the nation's oldest existing one-price retailer, operates 229 retail stores in California, Texas, Arizona and Nevada, and a wholesale division called Bargain Wholesale. 99¢ Only Stores® emphasizes name-brand consumables, priced at an excellent value, in attractively merchandised stores, where nothing is ever over 99 cents.

The Company has included statements that constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act and Section 27A of the Securities Act. The words "expect," "estimate," "anticipate," "predict," "believe" and similar expressions and variations thereof are intended to identify forward-looking statements. Such statements appear in a number of places in this release and include statements regarding the intent, belief or current expectations of 99¢ Only Stores (the "Company"), its directors or officers with respect to, among other things, the effects of the Company’s change in fiscal year. The shareholders of the Company and other readers are cautioned not to put undue reliance on such forward-looking statements. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those projected in this release for the reasons, among others, discussed herein and in the reports and other documents the Company files from time to time with the Securities and Exchange Commission, including the risk factors contained in the Section -- "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

Note to Editors: 99¢ Only Stores® news releases and information available on www.99only.com.

99 Cents Only Stores(R), City of Commerce

Rob Kautz 323-881-1293